UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Royal Caribbean Cruises Ltd

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ROYAL CARIBBEAN CRUISES LTD. 1050 CARIBBEAN WAY MIAMI, FL 33132-2096 ATTN: INVESTOR RELATIONS	Your Vote Counts! ROYAL CARIBBEAN CRUISES LTD. 2023 Annual Meeting Vote by May 31, 2023 11:59 PM ET

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You invested in ROYAL CARIBBEAN CRUISES LTD. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 1, 2023.

Get informed before you vote
View the Notice of Annual Meeting and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 18, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote in Person at the Meeting* June 1, 2023 9:00 A.M., Eastern Time JW Marriott Marquis Miami 255 Biscayne Boulevard Way Miami, Florida 33131

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Directors

1a.	John F. Brock	For
1b.	Richard D. Fain	For
1c.	Stephen R. Howe, Jr.	For
1d.	William L. Kimsey	For
1e.	Michael O. Leavitt	For
1f.	Jason T. Liberty	For
1g.	Amy McPherson	For
1h.	Maritza G. Montiel	For
1i.	Ann S. Moore	For
1j.	Eyal M. Ofer	For
1k.	Vagn O. Sørensen	For
1l.	Donald Thompson	For
1m.	Arne Alexander Wilhelmsen	For
1n.	Rebecca Yeung	For
2.	Advisory approval of the Company’s compensation of its named executive officers.	For
3.	Advisory vote on the frequency of shareholder vote on executive compensation.	Year
4.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2023.	For
NOTE: THE SHARES COVERED BY A PROPERLY EXECUTED PROXY WILL BE VOTED AS SPECIFIED THEREIN. IF NO SPECIFIC DIRECTIONS ARE MADE, THE SHARES WILL BE VOTED “FOR” THE ELECTION OF ALL LISTED NOMINEES, “FOR” PROPOSALS 2 AND 4, AND FOR “1 YEAR” ON PROPOSAL 3.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

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